BRIDGES INVESTMENT FUND, INC.

256 Durham Plaza

8401 West Dodge Road

Omaha, Nebraska 68114

402-397-4700

January [__], 2004

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND

PROXY STATEMENT

To the Shareholders of

Bridges Investment Fund, Inc.

The Annual Meeting of the shareholders of Bridges Investment Fund, Inc., a Nebraska corporation, will be held at the office of the corporation in the City of Omaha, State of Nebraska, at 256 Durham Plaza, 8401 West Dodge Road, on February [17], 2004, at 11:00 a.m., Omaha time, for the following purposes:

1. To elect a Board of twelve (12) Directors, as provided in Proposal 1 below;

2. To approve or reject a new investment advisory contract with Bridges Investment Management, Inc. as investment adviser to the Fund for the year commencing April 14, 2004, and ending April 17, 2005, as more fully described in Proposal 2 below;

3. To approve or reject the ratification of the selection of Deloitte & Touche LLP as independent auditors for the Fund for the year ending December 31, 2004, as provided in Proposal 3 below.

4. To transact such other business as may properly come before the meeting.

This proxy is solicited by the Board of Directors, to be voted at the Annual Meeting or any adjournment thereto. The cost of the Proxy solicitations will be paid by the investment adviser for the Fund. Additional solicitation may be made by mail, personal interview, or telephone by Fund personnel, who will not be compensated therefore. The cost of any such additional solicitation will also be paid by the Fund's investment adviser. This proxy statement is first being mailed to shareholders on or around January [__], 2004.

If you do not expect to be present, please sign the enclosed Proxy and mail it to Bridges Investment Fund, Inc., 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114. All valid Proxies obtained will be voted in favor of the election of directors, unless specified to the contrary. With respect to the approval of the investment advisory contract (Item 2 above), and the ratification of the selection of accountants (Item 3 above), all valid Proxies will be voted in accordance with the designation on the Proxies. If no designation is made, Proxies will be voted in favor of the proposals. Any shareholder has the power to revoke his or her Proxy at any time prior to the voting thereof by sending a letter to the Fund's office, or by executing a new Proxy. The giving of a Proxy will not affect your right to vote in person if you attend the Annual Meeting. At the beginning of the meeting, all shareholders in attendance will be given an opportunity to revoke their Proxies and to vote personally on each matter described herein.

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The Board of Directors has fixed the close of business on January 15, 2004, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. The transfer books of the Fund will not be closed.

On January 15, 2004, the Fund had outstanding 2,040,580.660 shares of capital stock, par value $1 per share. After the elimination of 481.660 fractional shares which are not entitled to be voted, there were 2,040,099 full shares outstanding on January 15, 2004, which are entitled to vote. In the election of directors, shareholders are entitled to cumulative voting, which means that each share is entitled to as many votes as there are directors to be elected. Such votes may all be cast for one nominee or distributed among as many nominees and in such proportions as the holder sees fit. The twelve nominees with the most votes will be elected as directors (Proposal 1). The Board of Directors does not solicit cumulative voting with this Proxy Statement. In other matters, each share is entitled to one vote, except that fractional shares are not entitled to vote. The affirmative vote of the holders of a majority of the outstanding shares of the capital stock entitled to vote at the Annual Meeting (or 1,020,050 shares) is required to approve the new investment advisory contract (Proposal 2).

The Annual Report for the year ended December 31, 2003, previously mailed to the shareholders, includes a statement of assets and liabilities as of December 31, 2003, and a statement of income and expenses for the year ended that date. Any shareholder who desires additional copies may obtain them upon request at the office of the Fund, 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114.

PROPOSAL ONE

ELECTION OF DIRECTORS

In accordance with the Fund's By-Laws, the Fund's Board of Directors has set the size of the Fund's board of directors at twelve (12) directors. The Fund's By-Laws provide for the election of these directors who will serve until the next Annual Meeting of the shareholders and until their successors are elected and qualified. The Fund's Board of Directors has amended the Fund's By-Laws to provide the Board of Directors discretion to select a date other than the third Tuesday in February in which to hold the Annual Meeting, provided such date is no longer than six months after the end of the Fund's fiscal year or fifteen months after the Fund's last annual meeting.

In April, 2003, the Fund's Administration and Nominating Committee adopted a retirement policy whereby directors of the Board will not stand for reelection in the year in which that director becomes 72 unless the Administration and Nominating Committee determines that an exception is applicable to an individual that continues to be employed in an executive position with a service provider of the Fund or an individual that has a significant portion of his or her net worth invested in the Fund. In accordance with this retirement policy, Messrs. Backer and Kupka will not stand for re-election and their terms will end following the Annual Meeting. The Administration and Nominating Committee has granted an exception from the application of such policy to Mr. Edson L. Bridges II in view of his 41 years of experience with the leadership and management of the Fund and its affiliates and to Mr. Estabrook in recognition of his family's significant holdings in the Fund.

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The persons named in the enclosed Proxy intend to nominate and vote in favor of the election of the nominees listed below, all of whom have consented to serve the term for which they are standing for election. If for any reason any of the nominees shall become unavailable for election, the Proxy will be voted for nominees selected by the management.

**The determination of an interested person is based on the definition in Section 2(a)(19) of the Investment Company Act of 1940, and Securities and Exchange Commission Release (Release No. IC-24083, dated October 14, 1999), providing additional guidance to investment companies about the types of professional and business relationships that may be considered to be material for purposes of Section 2(a)(19). Interested persons include a director or officer of the Fund who has a significant or material business or professional relationship with the Fund's investment adviser, Bridges Investment Counsel, Inc. Those individuals who are not "interested persons" are disinterested persons for this disclosure. Bridges Investment Fund, Inc. considers these proposed Board members to be "independent directors" exercising care, diligence and good business judgment with respect to the governance of the Fund.**

The following information is furnished as to the proposed nominees whose terms of office will run from February [17], 2004, to February 15, 2005:

**Disinterested Persons

Also Known As Independent Directors**
Name, Age, Position with Fund and Term of Office	Principal Occupation(s) and Directorships*	Number and Percentage of Fund Shares Beneficially Owned as of December 31, 2003
N. Phillips Dodge, Jr., 67 Director (1983 to present)

Mr. Dodge is President of N. P. Dodge Company, a leading commercial and residential real estate brokerage concern in the area of Omaha, Nebraska. Mr. Dodge has held this position since July, 1978. Mr. Dodge is also a principal officer and director of a number of subsidiary and affiliated companies in the property management, insurance, and real estate syndication fields. Mr. Dodge became a Director of American States Water Company (formerly Southern California Water Company) in April, 1990, and a Director of the Omaha Public Power District as of January 5, 2000, for a six year term.

5,073 shares 0.25%
John W. Estabrook, 76 Director (1979 to present)

Mr. Estabrook was the Chief Administrative Officer of the Nebraska Methodist Hospital and its holding company, Nebraska Methodist Health System, in Omaha, Nebraska, beginning June, 1959. Effective January 1, 1987, Mr. Estabrook relinquished the position of President of Nebraska Methodist Hospital, assuming the Presidency of the Nebraska Methodist Health System until his retirement on August 31, 1992.

46,422 shares 2.30%

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Name, Age, Position with Fund and Term of Office	Principal Occupation(s) and Directorships*	Number and Percentage of Fund Shares Beneficially Owned as of December 31, 2003
Jon D. Hoffmaster, 55 Director (1993 to present)

From 1987 to 1998 was employed by InfoUSA, where he served as President and Chief Operating Officer, Chief Financial Officer, Executive Vice President and director. From 1980 to 1987, Mr. Hoffmaster was President and Chief Executive Officer of First National Bank of Bellevue, Nebraska. Mr. Hoffmaster was deemed to be a "financial expert" within the context of the Sarbanes Oxley Act of 2002 and the regulations related thereto at the September 30, 2003 meeting of the independent directors of the Fund. Mr. Hoffmaster has been designated as the Chairman of the Audit Committee effective April 13, 2004.

494 shares 0.02%

John J. Koraleski, 53 Director (1995 to present)

Mr. Koraleski is Executive Vice President-Marketing & Sales of the Union Pacific Railroad Company headquartered in Omaha, Nebraska. Mr. Koraleski was employed by Union Pacific in June, 1972, where he has served in various capacities. He was promoted to his present position in March, 1999. As the Executive Vice President-Marketing & Sales, Mr. Koraleski is responsible for all sales, marketing, and commercial activities for the railroad and its Union Pacific Distribution Services subsidiary. He is a member of the Railroad's Operating Committee. Currently, Mr. Koraleski is Vice President-Finance and a Member of the Board of Trustees for Union Pacific Foundation. Prior to his current officer position with the Railroad, Mr. Koraleski was the Railroad's Chief Financial Officer, Controller of Union Pacific Corporation. In those positions, he was responsible for the Railroad's Information Technologies and Real Estate Departments. Mr. Koraleski was deemed to be a "financial expert" within the context of the Sarbanes Oxley Act of 2002 and the regulations related thereto at the September 30, 2003 meeting of the independent directors of the Fund. Mr. Koraleski has been designated as the Lead Independent Director of the Fund effective April 13, 2004.

1,643 shares 0.05%
Gary L. Petersen, 60 Director (1987 to present)

Mr. Petersen is the retired President of Petersen Manufacturing Co. Inc. of DeWitt, Nebraska. Mr. Petersen commenced employment with the Company in February, 1966. He became President in May, 1979, and retired in June, 1986. Petersen Manufacturing Co. Inc. produced a broad line of hand tools for national and worldwide distribution under the brand names Vise-Grip, Unibit, Prosnip, and Punch Puller. Mr. Petersen has been designated as the Chairman of the Fund's Administration and Nominating Committee effective April 13, 2004.

46,571 shares 2.31%

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Name, Age, Position with Fund and Term of Office	Principal Occupation(s) and Directorships*	Number and Percentage of Fund Shares Beneficially Owned as of December 31, 2003
John T. Reed, 60 Director (1999 to present)

Mr. Reed is Chairman of HMG Properties of Omaha, Nebraska, and a member of the Board of Directors of Level 3 Communications, Inc., Alegent Health and McCarthy Group, Inc. Mr. Reed was formerly a partner with an international public accounting firm for 32 years before retiring in August, 1996. Mr. Reed was deemed to be a "financial expert" within the context of the Sarbanes Oxley Act of 2002 and the regulations related thereto at the September 30, 2003 meeting of the independent directors of the Fund.

31 shares 0.01%
Roy A. Smith, 69 Director (1976 to present)

Mr. Smith was President of H. P. Smith Motors, Inc. for decades until the Company was sold to a new owner in the Third Quarter of 1997. Mr. Smith is currently President of Old Mill Toyota of Omaha, Nebraska, and is a director of the Mid City Bank of Omaha. Mr. Smith has been designated as the Lead Independent Director of the Fund through April 13, 2004.

30,358 shares (1) 1.51%
Janice D. Stoney, 63 Director (1999 to present)

Mrs. Stoney retired as Executive Vice President, Total Quality System, US WEST Communications in December, 1992. Mrs. Stoney began her career within the telephone industry as a service representative with the Northwestern Bell Telephone Company in August, 1959. Mrs. Stoney earned various officer positions that culminated in becoming President of Northwestern Bell Telephone Company from 1987 - 1989 and President of the Consumer Division of US WEST from 1989 to 1991. During her business career, Mrs. Stoney has served on the Board of Directors of the Federal Reserve Bank, Tenth District, Omaha Branch, from 1984 to 1988; the Northwestern Bell Telephone Company, 1985 to 1990; Tennant Company located in Minneapolis, Minnesota from 1986 to 1995; and US WEST Communications Group, Inc. 1989 to 1992. Mrs. Stoney currently serves on the Board of Directors of the Whirlpool Corporation, headquartered in Benton Harbor, Michigan where she has served since 1987. She was elected in 1999 as a Director of Williams Cos. headquartered in Tulsa, Oklahoma.

1,887 shares 0.09%

(1) This includes 6,828 shares that are held for Roy A. Smith's niece and nephew in two trusts, and for which Mr. Smith is the custodian and has the right to vote the shares.

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Name, Age, Position with Fund and Term of Office	Principal Occupation(s) and Directorships*	Number and Percentage of Fund Shares Beneficially Owned as of December 31, 2003
L.B. Thomas, 67 Director (1992 to present)

Mr. Thomas retired in October, 1996, from ConAgra, Inc. He retired as Senior Vice President, Risk Officer and Corporate Secretary for ConAgra, Inc., headquartered in Omaha, Nebraska. ConAgra had sales of approximately $25 billion world-wide and was the second largest processor of food products in the United States when Mr. Thomas retired. He was also a member of ConAgra's Management Executive Committee. Mr. Thomas joined ConAgra as assistant to the Treasurer in 1960. He was named Assistant Treasurer in 1966; Vice President, Finance in 1969; Vice President, Finance and Treasurer in 1974; added the Corporate Secretary responsibility in 1982; and became Senior Vice President in 1991. Mr. Thomas is a director of Lozier Corp. located in Omaha, Nebraska and the Exchange Bank of Mound City, Missouri, and a member and treasurer of the Nebraska Methodist Health System Board of Directors.

858 shares 0.04%
John K. Wilson, 49 Director (1999 to present)

Mr. Wilson is President of Durham Resources, LLC. Durham Resources, LLC is a privately held investment company headquartered in Omaha, Nebraska. Mr. Wilson commenced his career with Durham Resources, LLC in February, 1983. Prior to becoming President in May, 1994, Mr. Wilson served in the position of Secretary-Treasurer and Vice President-Finance. Mr. Wilson currently serves on the Advisory Board, U.S. Bank National Association, Omaha, Nebraska and as a director of MDU Resources Group, Inc. headquartered in Bismark, North Dakota.

2,040 shares 0.10%

* Except as otherwise indicated, each individual has held the position shown or other positions in the same company for the last five years.

The address for all Fund Directors is 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114.

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Interested Person Directors and Officers

The following Directors and Officers are interested persons of the Fund. The determination of an interested person is based on the definition in Section 2(a)(19) of the Investment Company Act of 1940, and Securities and Exchange Commission Release (Release No. IC-24083, dated October 14, 1999), providing additional guidance to investment companies about the types of professional and business relationships that may be considered to be material for purposes of Section 2(a)(19).

Name, Age, Position with Fund and Term of Office	Principal Occupation(s) and Directorships*	Number and Percentage of Fund Shares Beneficially Owned as of December 31, 2003
Edson L. Bridges II, 71 (1) Chairman (1997 to present) Chief Executive Officer (1997 to present) Director (1963 to present)

Mr. Bridges became Chairman and Chief Executive Officer of Bridges Investment Fund, Inc. on April 11, 1997, after serving as President from September 28, 1970 through April 11, 1997. In September, 1959, Mr. Bridges became associated with the predecessor firm to Bridges Investment Counsel, Inc. and is presently the President and Director of Bridges Investment Counsel, Inc. Mr. Bridges is also President and Director of Bridges Investor Services, Inc., a company that became Transfer Agent and Dividend Disbursing Agent effective October 1, 1987. Mr. Bridges is President and Director of Provident Trust Company, chartered to conduct business on March 11, 1992, and, since December 2000, Director of Bridges Investment Management, Inc., an investment management firm.

77,854 shares (2), (3) 3.86%
Edson L. Bridges III, 45 (4) President (1997 to present) Director (1991 to present)

Mr. Bridges has been a full-time member of the professional staff of Bridges Investment Counsel, Inc. since August 1983. Mr. Bridges has been responsible for securities research and the investment management for an expanding base of discretionary management accounts, including the Fund, for more than eight years. Mr. Bridges was elected President of Bridges Investment Fund, Inc. on April 11, 1997, and he assumed the position of Portfolio Manager at the close of business on that date. Mr. Bridges has been Executive Vice President-Investments of Bridges Investment Counsel, Inc. since February, 1993, and he is a Director of that firm. Mr. Bridges is an officer and a Director of Bridges Investor Services, Inc. and Provident Trust Company. Since December 2000, Mr. Bridges has been President and Director of Bridges Investment Management, Inc. Mr. Bridges became a Director of Stratus Fund, Inc., an open-end, regulated investment company located in Lincoln, Nebraska, in October, 1990.

41,251 shares (5), (6) 2.05%

* Except as otherwise indicated, each individual has held the position shown or other positions in the same company for the last five years.

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(1) Edson L. Bridges II is the father of Edson L. Bridges III. Mr. Bridges II is an interested person because he is a director and officer of the Fund and a director and officer of the Fund's investment adviser, Bridges Investment Counsel, Inc.

(2) 10,289 shares are owned in Mr. Bridges' name and 3,063 shares as ELB Investment in California; 7,487 shares are held by a corporate trustee for the Bridges Investment Counsel, Inc. Profit Sharing Trust, and 3,402 shares represent a beneficial interest in Bridges Investment Counsel, Inc. Pension Trust. These shares represent estimated interests in the Trusts' holding of the Fund's shares. In addition, Mr. Bridges own 3,010 shares held by U.S. Bank National Association as Custodian for master plan Individual Retirement Act and Simplified Employee Pension accounts and a Non-Deductible IRA. Sally S. Bridges, Mr. Bridges' wife, owns 3,565 shares in her own name and 1,346 shares in a master plan IRA account, and 67 shares in a Non-Deductible IRA.

(3) Edson L. Bridges II acts as a sole trustee for two trusts that are registered with the Fund's transfer agent in the name of the grantor or the principal beneficiary of the trust. These trusts have an ownership of 10,893 shares of the Fund outstanding as of December 31, 2003. Mr. Bridges also serves as a co-trustee of five other trusts with individual trustees and corporate trustees for 25,470 shares and co-trustee with Edson L. Bridges III of two trusts with individual trustees for 9,262 shares for a total of 34,732 shares of the Fund as of December 31, 2003. These shares are reported in the beneficial ownership interests of Mr. Bridges solely because of his voting power. The 9,262 shares of the Fund are also reported in the beneficial ownership interests of Edson L. Bridges III. See footnote (6). Mr. Bridges' practice with respect to voting shares of the Fund will be to deliver proxies to the beneficial owners, other co-trustees, or other representatives for the trustees' accounts in all situations where such policy is administratively feasible and legally possible.

(4) Edson L. Bridges III is the son of Edson L. Bridges II. Mr. Bridges III is an interested person because he is a director and officer of the Fund and a director and officer of the Fund's investment adviser, Bridges Investment Counsel, Inc.

(5) Mr. Bridges' ownership is represented by 2,766 shares held in the Bridges Investment Counsel, Inc. Profit Sharing Trust; 1,888 shares held in the Pension Trust of Bridges Investment Counsel, Inc. by the Trustees of these plans; 4,961 shares held in a 401(k) Plan and Trust for employees of Bridges Investment Counsel, Inc. and 1,241 shares in an IRA Custodial Account held by U.S. Bank National Association. Mr. Bridges also has an 814 share interest in a family trust in addition to a joint account with Tracy Taylor Bridges, Mr. Bridges' wife, with 1,686 shares. Tracy Taylor Bridges holds 311 shares in an IRA Custodial Account and 18,055 shares in a 401(k) Plan. In addition, 266 shares are held in Educational IRA Accounts for each of Mr. Bridges three children, Edson L. IV, Taylor K. and Mary E. Bridges.

(6) Edson L. Bridges III is named as co-trustee with Edson L. Bridges II for two trusts with a total of 9,262 shares of capital stock of the Fund as of December 31, 2003. The capital stock owned is registered with the Fund's transfer agent in the name of the trust, and these shares are reported in the beneficial ownership interests of Mr. Bridges solely because of his voting power. The 9,262 shares of the Fund are also reported in the beneficial ownership interests of Edson L. Bridges II. See footnote (3).

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF EACH NOMINEE FOR DIRECTOR.

Bridges Investment Counsel, Inc., the current investment adviser to the Fund, has a Cash or Deferred Profit Sharing Plan and Trust (the Profit Sharing Trust) and a Pension Plan and Trust for its employees, and both include some persons who are not officers or Directors of the Fund. Provident Trust Company, as non-discretionary Trustee of the Profit Sharing Trust, owned 45,157 Fund shares for the benefit of the Plan participants. Provident Trust Company, as Trustee of the Pension Plan and Trust held 12,890 shares of the Fund on behalf of the Pension Plan participants. The beneficial interests (based on the allocations of percentage interests as described below) of the officers and employees of Bridges Investment Counsel, Inc. in the Profit Sharing Plan and Trust and the Pension Plan and Trust who are also directors and officers of the Fund are included in their statements of beneficial stock ownership.

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With respect to shares reported for beneficial interests held in the Profit Sharing Plan and Trust and the Pension Plan and Trust of Bridges Investment Counsel, Inc., the shares shown are based upon November 30, 2003 allocations between employees of the Pension Plan and Trust of Bridges Investment Counsel, Inc. shown in this Proxy Statement are based upon actual shares owned as of the December 31, 2003, based upon the percentage interests in the retirement plans for each employee. However, actual ownership at December 31, 2003, will vary from the reported shares based upon changes in compensation levels for existing participants and other factors that determine a participant's percentage interest in each of these plans. These determinations may not be finalized before March 15, 2004; for both the Profit Sharing Plan and Trust thus, the disclosures of beneficial interests in this Proxy Statement as of December 31, 2003, are the best estimates possible from the available information at this time, except the beneficial interests in the Pension Plan have been determined to be correct for December 31, 2003.

Provident Trust Company of Omaha, Nebraska, had 201 shareholders as of December 31, 2003, no one of whom owned more than 3.7% of the total outstanding voting shares of common stock. Provident Trust Company is managed by personnel of Bridges Investment Counsel, Inc. under a perpetual Management Agreement. At December 31, 2003, Provident Trust Company maintained accounts that held shares of Bridges Investment Fund, Inc. for its customers in the following capacities where Provident Trust Company has the right to vote the Fund shares: 193,572 shares as sole trustee, and 16,676 shares as co-trustee with an individual. The total shares held by Provident Trust Company in these two capacities is 210,248. The number of shares that Provident Trust Company has the right to vote in its capacity as trustee or co-trustee is 10.43% of the total Fund shares outstanding on December 31, 2003. Provident Trust Company does not own any shares of the Fund as principal. The records of the transfer agent for the Fund maintain the ownership of the shares in the name of the trust account or the beneficial owner. Ownership interests are reported in this Proxy Statement in the name of the trust account or the beneficial owners. Provident Trust Company's practice with respect to voting shares of the Fund will be to deliver proxies to the beneficial owners or other representatives for the customer accounts in all situations where such policy is administratively feasible and legally possible. Provident Trust Company has officers who are not employees of Bridges Investment Counsel, Inc., employees of Bridges Investment Management, Inc. or officers of Bridges Investment Fund, Inc. who may vote proxies for trust customers in those instances where an independent point of view and the avoidance of a conflict of interest are important considerations. Fund Directors Frederick N. Backer, John W. Estabrook, Edson L. Bridges II and Edson L. Bridges III are also Directors of Provident Trust Company.

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The officers of the Fund as disclosed herein have been elected by the Board of Directors on April 13, 2003, and their terms of office run from April 13, 2003, to April 13, 2004.

Additional Officers of the Fund
Name, Age, Position with Fund and Term of Office	Principal Occupation(s) and Directorships*	Number and Percentage of Fund Shares Beneficially Owned as of December 31, 2003
Nancy K. Dodge, 42 Treasurer (1986 to present)

Mrs. Dodge has been an employee of Bridges Investment Counsel, Inc. since January, 1980 and Bridges Investment Management, Inc. since 1994. Her career has progressed through the accounting department of that Firm, to her present position as Vice President of Fund Services. Mrs. Dodge is the person primarily responsible for day to day operations for the Fund, and she is also the key person for handling relations with shareholders, the custodian bank, and the auditor. Mrs. Dodge is an officer and Director of Bridges Investor Services, Inc., and a Trust Administrator for Provident Trust Company.

2,423 shares 0.12%

Randall D. Greer, 52 Vice President (2003 to present)

Mr. Greer has been an employee of Bridges Investment Counsel, Inc. and Bridges Investment Management, Inc. since December 1, 2002. Mr. Greer was the Chief Investment Officer of Westchester Capital Management, Inc. from November, 2000 through November, 2002. Between October, 1975 and February, 2000, Mr. Greer held several management positions with Kirkpatrick, Pettis, Smith, Polian Inc. in Omaha, Nebraska, most recently as a Principal. His responsibilities at Kirkpatrick Pettis included research, portfolio management and executive administration. Mr. Greer is a full-time member of the professional staff of Bridges Investment Counsel, Inc., and Bridges Investment Management, Inc. responsible for planning and administration as well as investment management for an expanding base of client accounts. Mr. Greer has also served as a Vice President of Bridges Investor Services, Inc. since April 8, 2003 and as a Vice President of Provident Trust Company since December 10, 2002.

376 shares 0.02%

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Brian Kirkpatrick, 32 Vice President (2000 to present)

Mr. Kirkpatrick has been an employee of Bridges Investment Counsel, Inc. since August 24, 1992 and Bridges Investment Management, Inc. since 1994. Mr. Kirkpatrick has been a full-time member of the professional staff of Bridges Investment Counsel, Inc., responsible for securities research, and the investment management for an expanding base of discretionary management accounts, including the Fund, for several years. Mr. Kirkpatrick is also a Trust Assistant for Provident Trust Company.

3,090 shares 0.15%
Mary Ann Mason, 52 Secretary (1987 to present)

Mrs. Mason has been an employee of Bridges Investment Counsel, Inc. since June, 1981 and Bridges Investment Management, Inc. since 1994. Mrs. Mason is also Corporate Secretary and Treasurer for Bridges Investment Counsel, Inc., Secretary, Treasurer and Trust Administrator for Provident Trust Company, Secretary and Treasurer for both Bridges Investor Services, Inc. and Bridges Investment Management, Inc., and a Director of Bridges Investor Services, Inc.

8,967 shares 0.45%
Linda Morris, 37 Assistant Treasurer (2000 to present)

Mrs. Morris has been an employee of Bridges Investment Counsel, Inc. since August, 1992 and Bridges Investment Management, Inc. since 1994. Her career with Bridges Investment Counsel, Inc. has been largely in the client accounting area. In recent years, Mrs. Morris has been the primary accounting person to determine the daily net asset value for the shares of the Fund. Mrs. Morris was elected Assistant Treasurer of the Fund in April, 1999. Mrs. Morris is also Associate Director of Accounting for Bridges Investment Counsel, Inc. and a Trust Assistant for Provident Trust Company.

1,296 shares 0.06%

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Name, Age, Position with Fund and Term of Office	Principal Occupation(s) and Directorships*	Number and Percentage of Fund Shares Beneficially Owned as of December 31, 2003
Kathleen J. Stranik, 60 Assistant Secretary (1995 to present)

Mrs. Stranik has been an employee of Bridges Investment Counsel, Inc. since January, 1986 and Bridges Investment Management, Inc. since 1994. Mrs. Stranik has functioned as an executive assistant to both Edson L. Bridges II and Edson L. Bridges III throughout her career with the Fund. Mrs. Stranik is Vice President of Administration for the Fund's investment manager, an officer and director of Bridges Investment Services, Inc., Assistant Secretary, Assistant Treasurer and Trust Officer for Provident Trust Company, and Assistant Secretary and Assistant Treasurer for Bridges Investment Management, Inc.

2,540 shares 0.13%
Trinh Wu, 46 Controller (2001 to present)

Mrs. Wu has been an employee of Bridges Investment Counsel, Inc. and Bridges Investment Management, Inc. since February 1, 1997. Mrs. Wu has functioned as the lead accountant for the day to day operation of the Fund. Prior to employment at Bridges Investment Counsel, Inc., Mrs. Wu performed operating and accounting activities for 17 years in the Estate and Trust Department of the predecessor institutions to U.S. Bank, N.A. Nebraska. Mrs. Wu was elected to the position of Controller of the Fund at the October 16, 2001 meeting of the Board of Directors.

1,708 shares 0.09%

* Except as otherwise indicated, each individual has held the position shown or other positions in the same company for the last five years.

The address for all Fund Officers is 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114.

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The share ownership disclosures reported herein are as of December 31, 2003. To summarize the foregoing information, the Directors and Officers of the Fund own beneficially or of record 227,602, shares, which are equal to 11.29% of the 2,016,560 Fund shares outstanding on December 31, 2003.

Set forth below are the dollar ranges of securities of the Fund beneficially owned by each director as of December 31, 2003.

Name of Director or Nominee	Dollar Range of Equity Securities in the Fund
	None	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	Over $100,000
Frederick N. Backer				X
Edson L. Bridges II					X
Edson L. Bridges III					X
N. Phillips Dodge, Jr.					X
John W. Estabrook					X
Jon D. Hoffmaster			X
John J. Koraleski				X
Roger A. Kupka					X
Gary L. Petersen					X
John T. Reed		X
Roy A. Smith					X
Janice D. Stoney				X
L.B. Thomas			X
John K. Wilson				X

Meetings

During 2003, the Board of Directors held four meetings, the Administration and Nominating Committee held four meetings and Audit Committee held three meetings. Members of the various committees are listed on page 25 of this Proxy Statement. All Fund Directors had a 100% attendance record at all meetings of the Board of Directors and all meetings of committees of which they are members (on a combined basis), with the exception of N. Phillips Dodge, Jr. who had a 75% attendance record, and Mr. Koraleski, who had a 50% attendance record for all meetings of Board of Directors and all meeting of committees of which they are members (on a combined basis).  In addition, two meetings were held with only the independent Directors present.  All independent Fund Directors had a 100% attendance record at these meetings except Mr. Reed and Mr. Dodge, who had a 50% attendance record, and Mr. Koraleski, who was unable to be present for both of these meetings.

Compensation

The Directors as a group were initially paid a total of $18,450 by Bridges Investment Counsel, Inc. for their attendance at Audit Committee, Administration and Nominating Committee, and Board of Directors meetings during 2003, which fees were reimbursed by the Fund in the calendar quarter that follows the actual attendance by the member of the Board for regular meetings and special or committee sessions.

During 2004, each Director of the Fund will be paid a fee of $300 for each meeting of the Board of Directors at which he or she is in attendance. Each Independent Director will receive a fee of $150 for each Committee Meeting attended when held on a separate date from the regularly scheduled meeting of the Board of Directors. No fee will be paid for a committee session when such a meeting occurs in consecutive times on the same date as the meeting of the Board of Directors. Interested Directors Edson L. Bridges II and Edson L. Bridges III are not paid any Director fees. These guidelines for compensation for Directors were based on considerations by the Administration and Nominating Committee that were forwarded to a session of the Independent Directors where they were approved and passed along to the full Board of Directors for final confirmation.

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PROPOSAL TWO

APPROVAL OF A NEW INVESTMENT ADVISORY CONTRACT

At the Annual Meeting, shareholders will be asked to consider and act upon a proposal to approve a new investment advisory contract (the new advisory agreement) between the Fund and Bridges Investment Management, Inc. (BIM). If approved, the new investment advisory contract would be effective as of April 17, 2004. Under the Fund's current investment advisory contract with Bridges Investment Counsel, Inc. (BIC), a change in control of the ownership of BIC, which would cause the current advisory agreement to be terminated, may occur as a result of the death, disability or retirement of Edson L. Bridges II, who currently owns 87.5% of its common stock. As a result, and as part of its prudent long range planning to establish an orderly and well-managed transfer of advisory relationships, BIC formed BIM, as a wholly owned subsidiary in late 1994, and has provided working capital and other resources to it since 1995. Effective December 15, 2000, BIM separated from BIC and is no longer a wholly-owned subsidiary of BIC.

Current Investment Advisory Contract

The investment advisory contract with BIC was initially entered into with the Fund on April 17, 1963, with the Fund, and was subsequently amended July 31, 1963, October 22, 1970, February 15, 1972 and February 17, 1976. The current form of investment advisory contract with BIC, as amended, is attached to this proxy statement as Exhibit A. The current advisory agreement continues in effect only so long as such continuance is specifically approved at least annually by the Board of Directors, or by vote of a majority of the outstanding voting securities of the Fund; in either case, the terms of the current advisory agreement and any renewal thereof must have been approved by the vote of a majority of Directors who are not parties to the current advisory agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The current advisory agreement may be terminated by either party on sixty days' written notice and terminates automatically if assigned. The current advisory agreement was last submitted to the Fund's shareholders for their approval on February 18, 2003, and the purpose of that submission was to secure a continuation of the contract with BIC for the period from April 17, 2003, through April 17, 2004. The Board of Directors does not intend to renew the current advisory agreement with BIC beyond April 17, 2004.

Under the current advisory agreement, BIC furnishes continuing investment supervision for the Fund and provides office space, facilities, equipment, and personnel for managing the assets of the Fund. In addition, BIC pays all of the expenses of registering the Fund with the Securities and Exchange Commission under the Investment Company Act of 1940 and the Securities Act of 1933 and has agreed to pay all expenses of maintaining those registrations. Further, under this contract, BIC has agreed to pay all expenses of initially qualifying and maintaining the qualification of shares of the Fund in whole or in part under the securities laws of such states as the Fund may from time to time designate.

For these services, the Fund agrees to pay BIC a quarterly fee of one-eighth (1/8) of one percent (1%) of the average net asset value of the Fund, which equals 1/2 of 1% on an annual basis, as determined by appraisals made as of the close of each month of the applicable quarter. However, in the current advisory agreement, BIC has guaranteed the Fund that the Fund's total expenses, exclusive of stamp and other taxes but including fees paid to BIC, shall not in any year exceed in the aggregate a maximum of one and one-half percent (1 1/2%) of the average net asset value of the Fund for such year as determined by appraisals made as of the close of each month thereof. If such expenses exceed the one and one-half per cent (1 1/2%) maximum, BIC has agreed to reimburse the Fund for the amount of the excess.

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BIC's fees for the last three fiscal years were as follows: $315,093.26 in 2001, $258,338.63 in 2002 and $266,705.37 in 2003. The maximum limitation on expenses was set at 1 1/2% in 1976, and other than a voluntary reimbursement made by BIC in 1987 which was not triggered by the maximum limitation, there have been no reimbursed expenses by BIC since 1976. The address for BIC is 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114.

New Investment Advisory Contract

On January 13, 2004, the Board of Directors of the Fund approved an investment advisory contract (the new advisory agreement) to be entered into between the Fund and Bridges Investment Management, Inc. (BIM). The terms of the new advisory agreement are substantially similar to the current advisory agreement. The form of the new advisory agreement is attached to this proxy statement as Exhibit B. If approved, the new advisory agreement would continue in effect only so long as such continuance is specifically approved at least annually by the Board of Directors, or by vote of a majority of the outstanding voting securities of the Fund; in either case, the terms of the new advisory agreement and any renewal thereof must have been approved by the vote of a majority of Directors who are not parties to the new advisory agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The new advisory agreement may be terminated by either party on sixty days' written notice and terminates automatically if assigned. The new advisory agreement is first being submitted to the Fund's shareholders for their approval at the Annual Meeting, and the purpose of that submission is to secure approval of the contract with BIC for the period from April 17, 2004, through April 17, 2005.

Under the new advisory agreement, BIM will furnish continuing investment supervision for the Fund and through an outsourcing agreement with BIC provide office space, facilities, equipment, and personnel for managing the assets of the Fund. In addition, BIM will pay all of the expenses related to registering the Fund with the Securities and Exchange Commission under the Investment Company Act of 1940 and the Securities Act of 1933 and has agreed to pay all expenses of maintaining those registrations. Further, under this contract, BIM has agreed to pay all expenses of initially qualifying and maintaining the qualification of shares of the Fund in whole or in part under the securities laws of such states as the Fund may from time to time designate.

For these services, the Fund agrees to pay BIM a quarterly fee of one-eighth (1/8) of one percent (1%) of the average net asset value of the Fund, which equals 1/2 of 1% on an annual basis, as determined by appraisals made as of the close of each month of the applicable quarter. However, in the new advisory agreement, BIM has guaranteed the Fund that the Fund's total expenses, exclusive of stamp and other taxes but including fees paid to BIM, shall not in any year exceed in the aggregate a maximum of one and one-half percent (1 1/2%) of the average net asset value of the Fund for such year as determined by appraisals made as of the close of each month thereof. If such expenses exceed the one and one-half per cent (1 1/2%) maximum, BIM has agreed to reimburse the Fund for the amount of the excess. The fees under the new advisory agreement proposed to be entered into with BIM are identical to the fees under the current advisory agreement with BIC.

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Current Investment Adviser

The following chart lists the each executive officer and each director of BIC and their principal occupations:
Name and Position with BIC	Address	Principal Occupation
Edson L. Bridges II, CFA, Director and President	256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114

Chairman and CEO of Bridges Investment Fund, Inc.; President and Director of Bridges Investment Counsel, Inc.; President and Director of Bridges Investor Services, Inc.; President and Director of Provident Trust Company; and Director of Bridges Investment Management, Inc.

Edson L. Bridges III, CFA, Director and Executive Vice President	256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114

President and Director of Bridges Investment Fund, Inc.; Executive Vice President-Investments and Director of Bridges Investment Counsel, Inc.; Officer and Director of Bridges Investor Services, Inc. and Provident Trust Company; President, CEO and Director of Bridges Investment Management, Inc.; and Director of Stratus Fund, Inc.

Sally S. Bridges, Director	256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114	Homemaker and community volunteer
Randall D. Greer, CFA, Senior Vice President	256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114

Vice President of Bridges Investment Fund, Inc.; Senior Vice President Planning, Bridges Investment Counsel, Inc.; Vice President of Bridges Investment Management, Inc.; Vice President of Bridges Investor Services, Inc; Vice President and Trust Officer, Provident Trust Company

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Nancy K. Dodge, Vice President	256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114

Treasurer of Bridges Investment Fund, Inc.; Vice President Fund Services, Bridges Investment Counsel, Inc; Vice President, Bridges Investment Management, Inc.; Vice President, Bridges Investor Services, Inc.; Trust Administrator, Provident Trust Company

Deborah L. Grant, Sr. Vice President	256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114

Senior Vice President Client Services, Bridges Investment Counsel, Inc.; Vice President and Chief Operating Officer, Bridges Investment Management, Inc.; Assistant Vice President, Bridges Investor Services, Inc.; Trust Administrator, Provident Trust Company

Laverne L. Kelsay, Vice President	256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114	Vice President Operations, Bridges Investment Counsel, Inc.; Vice President Operations and Trust Officer, Provident Trust Company
Brian M. Kirkpatrick, CFA, Director of Security Research	256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114	Vice President, Bridges Investment Fund, Inc.; Vice President, Bridges Investment Management, Inc.; Trust Assistant, Provident Trust Company
Mary Ann Mason, Treasurer/Secretary	256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114

Secretary, Bridges Investment Fund, Inc.; Secretary and Treasurer, Bridges Investment Counsel, Inc.; Secretary and Treasurer, Bridges Investment Management, Inc.; Secretary and Treasurer, Bridges Investor Services, Inc.; Secretary, Treasurer, and Trust Administrator, Provident Trust Company

Betty J. McCan, Vice President	256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114	Vice President Trust Services, Bridges Investment Counsel, Inc.; Assistant Vice President, Bridges Investor Services, Inc.; Vice President Customer Service and Trust Officer, Provident Trust Company
Douglas R. Plahn, CFA, Director of Accounting	256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114	Director of Accounting, Bridges Investment Counsel, Inc.; Vice President, Bridges Investment Management, Inc.; Trust Assistant, Provident Trust Company

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Patricia S. Rohloff, Analyst	256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114	Analyst, Bridges Investment Counsel, Inc.; Vice President, Bridges Investment Management, Inc.; Trust Assistant, Provident Trust Co.
Kathleen J. Stranik, Vice President	256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114

Assistant Secretary, Bridges Investment Fund, Inc.; Vice President Firm Administration, Bridges Investment Counsel, Inc.; Assistant Secretary and Assistant Treasurer, Bridges Investment Management, Inc.; Assistant Secretary, Bridges Investor Services, Inc.; Assistant Secretary, Assistant Treasurer and Trust Officer, Provident Trust Company

The total of 600 shares of capital stock of BIC are owned as follows as of December 31, 2003: Edson L. Bridges II, 525 shares; Sally S. Bridges, wife of Edson L. Bridges II, three shares; Edson L. Bridges III, six shares; and Provident Trust Company as Trustee for the Bridges Investment Counsel, Inc. Profit Sharing Plan and Trust, 66 shares. As of December 31, 2003, the officers of BIC hold a beneficial interest of 69.35% of the 66 shares held in the Profit Sharing Plan and Trust, including a 35.42% allocation for Mr. Edson L. Bridges II that is equal to a 23.38% share indirect ownership for him. Mr. Edson L. Bridges III holds a 13.09% indirect beneficial interest in the Profit Sharing Plan and Trust of BIC, resulting in an attribution of 8.64 shares of ownership in BIC capital stock. When the 8.64 indirect shares are combined with the six shares owned directly, Mr. Bridges III holds 14.64 shares of BIC capital stock, for a 2.44% interest in that Firm. Thus, both Edson L. Bridges II and Edson L. Bridges III's beneficial interest in the stock ownership of BIC is 563.02 shares, representing 93.84% of the total 600 shares outstanding, when their attributed shares from the Profit Sharing Plan and Trust are included with shares owned personally. The shares of BIC held by Edson L. Bridges II and Edson L. Bridges III are commonly controlled pursuant to a voting trust agreement dated December 15, 2000 between them in order to comply with State of Nebraska, Department of Banking and Finance, Bureau of Securities regulations regarding investment adviser representatives.

BIC does not advise any other investment companies.

New Investment Adviser

BIM is an investment advisory firm located at 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114. As part of its prudent long range planning to establish an orderly and well-managed transfer of advisory relationships, BIC formed BIM, as a wholly owned subsidiary in late 1994, and has provided working capital and other resources to it since 1995. Effective December 15, 2000, BIM separated from BIC and is no longer a wholly-owned subsidiary of BIC. BIM has been registered with the Securities and Exchange Commission as an investment adviser since December 9, 1999. The following lists the principal executive officers and directors of BIM. Their principal occupations are described above under "Current Investment Adviser."

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Name and Position with BIM: Edson L. Bridges III, Director, President and CEO; Edson L. Bridges II, Director and Executive Administrator; Deborah L. Grant, Director, Vice President and COO; Randall D. Greer, Vice President; Nancy K. Dodge, Vice President; Mary Ann Mason, Secretary/Treasurer; Kathleen J. Stranik, Asst. Secretary Asst. Treasurer; Brian M. Kirkpatrick, Vice President; Douglas R. Plahn, Vice President; and Patricia S. Rohloff, Vice President.

As of December 31, 2003, Edson L. Bridges III owned 76.5% of the voting common stock and 63.9% of the total equity (voting and nonvoting stock) of BIM, with the remaining common stock owned by various BIM employees. Edson L. Bridges II and Edson L. Bridges III, as co-trustees, have the right to vote BIM shares representing 87.7% of its voting common stock. The voting trust arrangement has been entered into in order to comply with Nebraska Department of Banking, Bureau of Securities regulations concerning control of investment advisory representatives.

BIC does not advise any other investment companies.

Evaluation by the Fund Board of Directors

The proposal to enter into the new investment advisory agreement with BIM and not renew the current investment advisory agreement with BIC, was initially made to the independent members of the Board of Directors at a meeting of independent directors held on September 30, 2003. This proposal was then favorably acted upon at the meeting of the Board of Directors held on January 13, 2004, with the Board recommending approval and submission to the Fund shareholders for action at the Fund's 2004 Annual Meeting of shareholders.

In order for the new investment advisory agreement to be adopted, approval by the holders of the majority of the outstanding shares of the Fund is necessary. If the contract is not adopted by the shareholders, the Board of Directors would take an appropriate alternative action.

Prior to recommending approval of the new investment adviser agreement at their January 13, 2004, meeting, the independent Directors of the Fund reviewed the financial resources of BIM, the investment performance record, types of securities purchased, and asset size of the Fund in comparison with funds of similar size and comparable investment objectives, the operating costs relative to other funds, and other factors including the quality of investment advice and other services set forth in a special study prepared annually for the Board members by the investment manager. In addition, the independent Directors reviewed the expertise, personnel, and resources BIM is willing to commit to the management of the Fund, its compliance program, the cost of comparable services and the benefits to be received by BIM.

In voting to approve the proposed advisory agreement in connection with the selection of BIM as successor adviser to the Fund, the Board of Directors considered its responsibility in such a situation to establish a process for the review of possible alternatives. The Board of Directors in assessing a successor adviser focused primarily on the nature and quality of the services to be delivered as well as the impact that the proposed change would have on the Fund's operations and the shareholder's interests.

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Based upon the foregoing information and the detailed questions asked of and answered by BIM, the Board of Directors derived the following:

  As further detailed below, this Proposal would result in the continuation of the Fund's operations in very similar form with minimal disruption of operations and arrangements that they believe have served the shareholders well.
  The Board of Directors noted that the Proposal was consistent with its succession plans for BIC and that the Proposal addresses the risk of termination of the current advisory agreement with BIC upon the death, disability or retirement of Edson L. Bridges II.
  The Board of Directors noted that Edson L. Bridges III has more than 18 years experience with the Fund's portfolio and thus is very familiar with the Fund's history and operations. The Board of Directors further noted that Edson L. Bridges III has been responsible for the day-to-day management of the Fund's portfolio since April 11, 1997, with Edson L. Bridges II as the back-up person in this position, and that these positions and responsibilities would continue with BIM.
  The Board of Directors noted that the executive officers for BIM are substantially the same as those for BIC, and that such continuation in personnel in change from BIC to BIM would further provide for a smooth transition in investment adviser.
  The Board of Directors approved of the fact that the Fund would maintain its current investment objectives.
  The Board of Directors noted that the contractual terms with BIM are substantially the same as the Fund's current management agreement with BIC.
  The Board of Directors noted that the advisory fee paid by the Fund would remain the same, and that the Board of Directors believes that the advisory fee to be paid by the Fund has been constant since inception in 1963.

BASED ON THE FOREGOING, THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF THE APPROVAL OF THE PROPOSAL TO APPROVE THE NEW INVESTMENT ADVISORY AGREEMENT WITH BRIDGES INVESTMENT MANAGEMENT, INC.

At each Board of Directors meeting, the Board reviews the brokerage commissions and fees paid with respect to securities transactions undertaken for the Fund's portfolio during the prior three-month period for the cost efficiency of the services provided by the brokerage firms involved, all of which brokerage firms are non-affiliated with the Fund, BIM and BIC. The Fund's Board of Directors last reviewed an annual disclosure on soft dollar commission arrangements of BIC and the benefits that BIC and its clients may receive from the Fund's portfolio transactions at its April 11, 2003 Board meeting. The Board has regularly reviewed the brokerage commissions paid on each portfolio security transaction since 1995, and the actions taken by the management during the prior quarter with respect to portfolio transactions and commission levels have been approved by the Board of Directors.

During the most recent fiscal year ended December 31, 2003, the Fund paid Bridges Investor Services, Inc. $27,462.71 in fees for dividend disbursement, transfer agency, and certain report filings for deferred employee benefit plans and individual retirement accounts. These services are provided under a separate contract between the Fund and Bridges Investor Services, Inc., a company owned by certain of the employees of BIC and BIM. The Fund's Board of Directors

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 reviews the appropriateness of the cost to the Fund and to its shareholders, and the Board approves all changes in scheduled charges for compensation under the contract arrangement between the two companies. Bridges Investor Services, Inc. will continue to be a vendor to the Fund for the business activities described in this paragraph, although BIM management is reviewing the possibility of outsourcing certain services provided to the Fund, including the transfer agent services. Any outsourcing arrangement for third party services would be subject to approval by the Fund Board of Directors.

PROPOSAL THREE

Ratification or Rejection of Selection of Accountants

The Investment Company Act of 1940 provides that the accountants of an investment company shall be selected by a majority of the members of the Board of Directors who are not affiliated with the investment adviser of the Fund, that such selection shall be submitted for ratification or rejection at the Annual Meeting of the shareholders, and that the employment of such accountants shall be conditioned upon the right of the Fund, by vote of a majority of its outstanding shares, to terminate such employment.

On January 13, 2004, the independent members of the Board of Directors recommended the selection of Deloitte & Touche LLP as auditors for the Fund for the year ending December 31, 2004, and the Board directed the submission of this recommendation to the shareholders for ratification. Through the Proxy solicited for the Annual Meeting scheduled for February [17], 2004, you will be ratifying the selection of Deloitte & Touche LLP as the auditor for the year-ending 2004 financial statements for the Fund. A representative of Deloitte & Touche LLP will be in attendance at the Annual Meeting of Shareholders on February [17], 2004 to respond to appropriate questions and, at the representative's discretion, to make a statement.

On August 22, 2002, KPMG LLP resigned as the Fund's independent auditor, which action was accepted by the Audit Committee. The resignation of KPMG LLP was due to the impairment of independence under current interpretations of the Accounting Professional Code of Ethics caused by the acquisition of the Omaha office of Arthur Andersen LLP by KPMG LLP's Omaha office in mid-2002. A partner coming from Arthur Anderson LLP to KPMG LLP is related to a member of the Fund's Board of Directors.

While service was provided by KPMG LLP as the Fund's independent auditor during 2002 and the interim period preceding such resignation, the reports of KPMG LLP contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of KPMG LLP, would have caused KPMG LLP to make reference to the subject matter of the disagreement in connection with their report.

The Fund, with the approval of the Audit Committee and subsequent approval by the Board of Directors, approved the engagement of Deloitte & Touche LLP as its new independent auditor of the Fund on November 25, 2002, for the fiscal year ending December 31, 2002 as well as the fiscal year ending December 31, 2003.

Other Matters Which May Come Before the Meeting

It is not anticipated that any action will be asked of the shareholders other than the matters previously indicated, but if other matters are properly brought before the Annual Meeting, the persons named in the Proxy will vote on such matters in accordance with their best judgment.

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Supplementary Comments and Information

Special matters deserving emphasis are set forth under appropriate headings in the text below:

Disclosure of Election Results

Rule 30d-1 of the General Rules and Regulations promulgated under the Investment Company Act of 1940 requires that a brief description of each matter voted upon at a meeting of shareholders be made in the Annual Shareholder Report and/or in a semi-annual report following the shareholder meeting. This description shall include the number of votes cast for, against, or withheld as well as the number of abstentions including an apparent tabulation with respect to each matter or nominee for office. Please consult Exhibit 4 in the Annual Shareholder Report for 2003 that accompanies this Notice of Annual Meeting of Shareholders and Proxy Statement for the matters and the results acted upon at the February 18, 2003, Annual Meeting of Shareholders.

In the event any nominee for election to the Board of Directors receives at the Annual Meeting election of Board members a total of negative votes which would equal five percent or more of the total shares voted, a post-meeting disclosure of the name(s) of the nominee(s) will be made by the Fund indicating a list of all directors by name, the number of shares voted for and against, and the total number of shares voted at the meeting for directors. Such report will be made in the next quarterly shareholder letter following the shareholder meeting at which a vote is taken. This information will be provided in addition to the results to be disclosed under Rule 30d-1 under the Investment Company Act of 1940.

Limitation of Exemption from the Proxy Rules for Certain Non-Issuer

Solicitations

The issuer of the enclosed Proxy is the Fund. The Board of Directors of the Fund is not aware of solicitations for Proxies by persons other than the Board of Directors. In the event non-issuer solicitations for Proxies do occur, any statements contained therein will be the responsibility of the solicitors that have made such filing. Such a filing of non-issuer solicitation material with the Securities and Exchange Commission does not constitute a finding by the Commission that such solicitation material is accurate or complete.

Deadline for Proposals for Next Annual Meeting

Shareholders who wish to have a proposal included in the business agenda for the next Annual Meeting of Shareholders to be held February 15, 2005, must have their proposal filed at the office of the Fund by September 23, 2004, which date is estimated to be within the 120 days prior to the printing and mailing of the Proxy Statement to shareholders eligible to vote at that meeting.

Shareholder Communication with Board Members

The Fund's Annual Meeting of Shareholders provides an opportunity each year for shareholders to ask questions of or otherwise communicate directly with members of the Fund's Board of Directors on appropriate matters. Each of the Fund's directors is encouraged to attend the Annual Meeting in person. Five directors attended last year's Annual Meeting and the Fund

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anticipates that a similar number of its directors will attend the 2004 Annual Meeting. In addition, shareholders may, at any time, communicate in writing with any particular director, or directors who are not "interested persons" of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940 as a group, by sending such written communications to the attention of the Fund's Secretary at 246 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114. Copies of written communications received at such address will be provided to the relevant director or directors as a group unless such communications are considered, in the reasonable judgment of the Fund's Secretary, to be improper for submission to the intended recipient(s). Examples of shareholder communications that would be considered improper for submission include, without limitation, solicitations, communications that do not relate directly or indirectly to the Fund or communications that relate to improper or irrelevant topics.

Board of Directors Meetings

In accordance with the Fund's By-Laws, the Fund's Board of Directors has set the size of the Fund's Board of Directors at twelve (12) directors. The Board meets four times per year. The scheduled dates for 2004 are January 13, April 13, July 13 and October 12, 2004. Board meetings are normally held at 4:00 p.m. at the offices of the Fund. The Board addresses all policy matters in relation to the operation of the Fund, and it reviews and acts upon subjects involving federal and state laws and regulations governing the Fund.

Associations

There is no nominee or Director who is a member or employee or associated with a law firm which the Fund has used during the past two fiscal years or proposes to retain in the current year.

Director, John T. Reed, is affiliated with an investment banking firm, McCarthy & Co., a registered broker-dealer. In accordance with SEC Rule 2a19-1 under the Investment Company Act, the Board of Directors of the Fund at its meeting on January 13, 2004 confirmed that McCarthy & Co. has not executed any portfolio transactions on behalf of the Fund, engaged in any principal transactions with the Fund, or distributed shares of the Fund during the time that Mr. Reed has served as a Director of the Fund, and for at least six months prior thereto, and that the Fund and its shareholders will not be adversely affected if McCarthy & Co. does not execute any portfolio transactions for the Fund, engage in any principal transactions with the Fund or distribute any shares of the Fund. Upon the basis of this determination, Mr. Reed is not considered an interested person under Section 2(a)(19) of the Investment Company Act, despite his affiliation with a registered broker-dealer.

Edson L. Bridges II, President of Bridges Investment Counsel, Inc., serves as a director of JAT Investments Limited, of which Mr. Frederick Backer, a retiring director, is CEO and President. Mr. Backer has been CEO and President of JAT Investments Limited since 1972 and Mr. Bridges has served as a director of JAT Investments Limited since 1972. Mr. Bridges also serves as a director of N.P. Dodge Company, of which Mr. N. Phillips Dodge Jr. is a CEO. Mr. Dodge has been CEO of N.P. Dodge Company since 1997 and Bridges has served as a director of N.P. Dodge Company since 1971. In addition, Mr. Bridges serves as a director and Vice Chairman of the Nebraska Methodist Health System, of which Mr. L. B. Thomas is Treasurer. Mr. Thomas has been Treasurer of Nebraska Methodist Health System since 1992 and Mr. Bridges has served as a director of Nebraska Methodist Health System since 1981.

Committees

The Fund has an Administration and Nominating Committee and an Audit Committee, which are comprised solely of independent directors of the Fund. The Director members on each

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committee are identified below. No members of either committee is an "interested person" of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The Administration and Nominating Committee evaluates candidates' qualifications for Board membership, including such candidates' independence from the Fund's investment manager, and makes nominations for independent director membership on the Board. The Administration and Nominating Committee will consider nominees recommended by Fund shareholders. Such recommendations should be in writing and addressed to the Fund, Attention: Administration and Nominating Committee, with the name, address, biographical information and telephone number of the person recommended and of the recommending person. The Administration and Nominating Committee also periodically reviews and makes recommendations with respect to Board governance procedures and compensation. The Administration and Nominating Committee also reviews the Fund investment advisory agreement and makes recommendations to the independent directors and the Fund Board of Directors concerning such agreement.

The Audit Committee establishes the scope of review for the annual audit by the independent auditor, and its members work with representatives of the independent auditor to establish such guidelines and tests for the audit which are deemed appropriate and necessary.

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The specific assignments to committees of the Board of Directors appear in the two tables set forth below:

ADMINISTRATION AND NOMINATING COMMITTEE	AUDIT COMMITTEE
Frederick N. Backer*	John W. Estabrook
N. P. Dodge, Jr., Chairman	Jon D. Hoffmaster**
Roger A. Kupka*	John J. Koraleski
Gary L. Petersen**	John T. Reed, Chairman
Roy A. Smith	L.B. Thomas
Janice D. Stoney	John K. Wilson

* In accordance with the Fund's retirement policy, Messrs. Backer and Kupka have determined not to seek re-election. Their terms expire at the Annual Meeting.

** Messrs. Petersen and Hoffmaster have been selected to become the chairman of the administration and nominating committee and the audit committee, respectively, effective April 13, 2004.

Mr. Roy A. Smith is the Lead Independent Director of the Fund, and, in that capacity, Mr. Smith coordinates the activities of these two committees with the management of the Fund. The Fund anticipates that Mr. Smith will be succeeded as Lead Independent Director of the Fund by Mr. Koraleski, effective April 13, 2004.

Professional Appointments and Fees

SEC rules effective May 6, 2003 require our Audit Committee to pre-approve all audit and permissible non-audit services provided by our independent auditor, Deloitte & Touche LLP, with certain limited exceptions. The Audit Committee annually approves the engagement of the Fund's independent auditor and the scope of such engagement for audit and non-audit fees and services. Our Audit Committee has concluded that the provision of services by Deloitte & Touche LLP not related to the audit of the financial statements is compatible with maintaining Deloitte & Touche's independence. Aggregate fees for which we have been or expect to be billed for services rendered by Deloitte & Touche LLP for the fiscal years ended December 31, 2003 and 2002 are presented below. Certain amounts for 2002 have been reclassified to conform to the 2003 presentation.
For the fiscal year ended December 31,
	2003	2002
	Deloitte & Touche LLP	Deloitte & Touche LLP
Audit fees(1)	$ 19,600	$ 18,000
Audit related fees	--	--
Tax fees(2)	3,000	2,750
All other fees	--	--
Total	$ 22,100	$ 20,900

(1) Audit fees consist of services that would normally be provided in connection with statutory and regulatory filings or engagements, including services that generally only the independent accountant can reasonably provide.

(2) Tax services consisted of fees for tax consultation and tax compliance services.

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The Fund will reimburse out of pocket expenses in addition to the fees above that will be stated separately on invoices from Deloitte & Touche LLP. To this date, Deloitte & Touche LLP's has not provided any consulting services to the Fund.

Legal fees and services performed on behalf of the Fund have been paid by the investment adviser in accordance with the terms of the agreement between the Fund and the investment adviser. The new investment adviser will continue to pay those legal expenses in accordance with the agreement between the Fund and the investment adviser. However, the agreement for legal counsel for the independent directors will incur continuing annual legal expenses to the Fund that had not been present prior to the year 2002. The appointment of attorneys for the Fund is a matter that is reviewed annually by the Board of Directors at its January meeting.

There are three categories of legal expenses related to the conduct of the business affairs of Bridges Investment Fund, Inc.: (1) all amounts spent for "registering the Fund under the Investment Company Act of 1940, of initially registering and maintaining the registration of shares of the Fund under the Securities Act of 1933, and of initially qualifying and maintaining the qualification of shares of the Fund in whole or in part under the Securities Law of such states as the Fund may from time to time designate; (2) billings for services to operate all areas of activities and needs for the independent director members of the Board of Directors; and (3) the costs of a special counsel for Securities and Exchange Commission and other regulatory matters. In 2003, the Fund paid the legal expenses in category (2) and (3) as described above. The cost amounts for these legal expenses are reported in Exhibit 1 of the Annual Report.

The expenditures for legal services paid for by the Fund during the fiscal years ended December 31, 2002 and 2003 are summarized in the table below:

From                                    Purpose                                            2001                    2002

Koley, Jessen P.C.            For Independent Directors             $4,474                $12,166

Ballard, Spahr, Andrews,   Special Counsel                                  --                          7,038

    & Ingersoll, LLP                  Regulation Matters

Payments for legal services by Bridges Investment Counsel, Inc. in support of the Fund sourced from the investment management fee earned by that Firm were $39,101 in 2002 and $65,461 in 2003.  These expenditures are related heavily to new laws and regulations related to anti-money laundering, corporate governance, privacy policies, and responses to the Sarbanes Oxley Act of 2002.  Bridges Investment Counsel, Inc. devoted 15.1% and 24.5% of its fees from the Fund in 2002 and 2003 for those various legal initiatives.

ALL SHAREHOLDERS ARE REQUESTED TO SIGN AND MAIL PROXIES PROMPTLY.

Your attendance at the Annual Meeting is desired whether your holdings are large or small. We encourage shareholders to take an active interest in the Fund, and we would appreciate a phone call or letter to indicate that you expect to be in attendance on February [17], 2004.

By Order of the Board of Directors.

Mary Ann Mason

Secretary

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Exhibit A

AGREEMENT

THIS AGREEMENT made between Bridges Investment Fund, Inc., a Nebraska corporation (hereinafter called the "Fund"), and Bridges Investment Counsel, Inc., a Nebraska corporation (hereinafter called the "Manager"),

WITNESSETH,

1. The Fund hereby employs the Manager to manage the investment and reinvestment of the assets of the Fund for the period and on the terms set forth in this Agreement. The Manager hereby accepts such employment for the compensation herein provided and agrees during such period, at its own expense, to render the services and to assume the obligations herein set forth. The Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

2. The Manager at its own expense shall furnish office space to the Fund and all necessary office facilities, equipment and personnel for managing the assets of the Fund. The Manager shall also assume and pay all other expenses incurred by it in connection with the management of the assets of the Fund, all expenses of registering the Fund under the Investment Company Act of 1940, of initially registered and maintaining the registration of shares of the Fund under the Securities Act of 1933, and of initially qualifying and maintaining the qualification of shares of the Fund in whole or in part under the Securities Laws of such states as the Fund may from time to time designate.

3. The Fund shall pay or cause to be paid the charges of any depositaries or custodians appointed by it for the safekeeping of its cash, securities and other property and of any transfer agents and registrars of the Fund; the charges of legal counsel and of independent auditors (not including charges in respect of the registration and qualification of shares referred to in Paragraph 2 above); all expenses of bookkeeping (to the extent that such bookkeeping services are not rendered by the Manager in connection with the management of the assets of the Fund) and of publication of notices and reports to its shareholders; the expenses of printing and mailing stock certificates on any issue or sale of shares by the Fund; all taxes and corporate fees payable to federal, state or other government agencies, and all stamp taxes.

4. For the services to be rendered and the charges and expenses to be assumed and paid by the Manager hereunder, the Fund shall pay to the Manager a quarterly fee of one-eighth (1/8) of one percent (1%) of the average net asset value of the Fund as determined by appraisals made as of the close of each month of the quarterly period.

5. The total expenses of the Fund, exclusive of stamp and other taxes but including the fees paid to the Manager, shall not in any year exceed in the aggregate a maximum of one and one-half per cent (1 1/2%) of the average net asset value of the Fund of such year as determined by appraisals made as of the close of each month thereof, and the Manager agrees to reimburse the Fund for any sums expended therefore in excess of such amount.

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6. The services of the Manager to the Fund hereunder are not to be deemed exclusive and the Manager shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

7. Neither the Manager nor any of its officers shall take a long or short position in the shares of the Fund, except that they may purchase shares of the Fund for investment purposes at the same price as that available to the public at the time of purchase.

8. This Agreement may not be amended without the affirmative vote of a majority of the outstanding shares of the Fund.

9. This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Fund or by a vote of a majority of the outstanding shares of the Fund, upon giving sixty (60) days' written notice to the Manager. This Agreement may be terminated by the Manager at any time upon the giving of sixty (60) days' written notice to the Fund. This Agreement shall terminate automatically in the event of its assignment (as defined in Section 2(a)(4) of the Investment Company Act of 1940). This Agreement shall continue in effect only so long as such continuance is specifically approved at least annually by the Board of Directors, or by vote of a majority of the outstanding voting securities of the Fund. With respect to the approval by the Board of Directors, the terms of this Agreement and any renewal thereof must have been approved by the vote of a majority of Directors, who are not parties to such contract or Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

10. This Agreement will be submitted for approval of the majority of the outstanding voting stock at the first annual meeting of the shareholders following the commencement of the public offering of the Fund's shares.

IN WITNESS WHERE, the parties have caused this instrument to be executed this 17th day of April 1963, as amended July 31, 1963, October 22, 1970, February 15, 1972 and February 17, 1976.

BRIDGES INVESTMENT FUND, INC.

By: /s/ Edson L. Bridges II, President

ATTEST:

/s/ Ruth M. Johnson, Secretary

BRIDGES INVESTMENT COUNSEL, INC.

By: /s/ Richard H. Dasenbrock, Vice President

ATTEST:

/s/ Rosemary M. Teckmeyer, Secretary

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Exhibit B

AGREEMENT

THIS AGREEMENT made between Bridges Investment Fund, Inc., a Nebraska corporation (hereinafter called the "Fund"), and Bridges Investment Management, Inc., a Nebraska corporation (hereinafter called the "Manager"),

WITNESSETH,

1. Appointment. The Fund hereby appoints Manager to act as investment adviser to the Fund for the period and on the terms set forth in this Agreement. Manager accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2. Management.

(a) Subject to the supervision of the Fund's Board of Directors, Manager will provide a continuous investment program for the Fund, including investment research and management with respect to all securities and investments and cash equivalents in the Fund's investment portfolio. The Fund hereby employs the Manager to manage the investment and reinvestment of the assets of the Fund for the period and on the terms set forth in this Agreement. Manager will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund; and shall execute or direct the execution of all such transactions with the issuer of such securities, with broker and dealers, and in any other manner permitted by law that is in the best interest of the Fund and its shareholders.

(b) Manager will provide the services under this Agreement in accordance with the Fund's investment objectives, policies and restrictions as set forth in the Fund's most recent prospectus and statement of additional information and resolutions of the Fund's Board of Directors.

(c) Manager agrees that it will comply with the Investment Company Act of 1940, the Investment Advisers Act of 1940, all applicable rules and regulations of the Securities and Exchange Commission, the provisions of the Internal Revenue code relating to regulated investment companies, other applicable laws and regulations, and policy decisions adopted by the Fund's Board of Directors as made from time to time, including all rules, regulations and policies relating to the trading and ownership of Fund and portfolio securities by Manager and its affiliated persons.

3. Provision of Support Services and Payment of Expenses by Manager. Manager at its own expense shall furnish office space to the Fund and all necessary office facilities, equipment and personnel for managing the assets of the Fund. Manager shall also assume and pay all other expenses incurred by it in connection with the management of the assets of the Fund, all expenses of registering the Fund under the Investment Company Act of 1940, of maintaining the registration of shares of the Fund under the Securities Act of 1933, and of initially qualifying and maintaining the qualification of shares of the Fund in whole or in part under the Securities Laws of such states as the Fund may from time to time designate.

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4. Payment of Expenses by Fund. The Fund shall pay or cause to be paid the charges of any depositaries or custodians appointed by it for the safekeeping of its cash, securities and other property and of any transfer agents and registrars of the Fund; the charges of legal counsel and of independent auditors (not including charges in respect of the registration and qualification of shares referred to in Section 3 above); all expenses of bookkeeping (to the extent that such bookkeeping services are not rendered by the Manager in connection with the management of the assets of the Fund) and of publication of notices and reports to its shareholders; the expenses of printing and mailing stock certificates on any issue or sale of shares by the Fund; all taxes and corporate fees payable to federal, state or other government agencies, and all stamp taxes.

5. Compensation to Manager. For the services to be rendered and the charges and expenses to be assumed and paid by the Manager hereunder, the Fund shall pay to the Manager a quarterly fee of one-eighth (1/8) of one percent (1%) of the average net asset value of the Fund as determined as of the close of each month of the quarterly period.

6. Maximum Expenses of Fund. The total expenses of the Fund, exclusive of stamp and other taxes but including the fees paid to the Manager, shall not in any year exceed in the aggregate a maximum of one and one-half per cent (1 1/2%) of the average net asset value of the Fund of such year as determined as of the close of each month thereof, and the Manager agrees to reimburse the Fund for any sums expended therefore in excess of such amount.

7. Services Not Exclusive. The services of the Manager to the Fund hereunder are not to be deemed exclusive and the Manager shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

8. Books and Records. In compliance with the requirements of Rule 31a-3 under the Investment Company Act of 1940 ("1940 Act"), Manager agrees that all records which it maintains for the Fund are the property of the Fund, and further agree to surrender promptly to the Fund any of such records upon the Fund's request. Manager further agrees to preserve for the period prescribed by the1940 Act and the regulations promulgated thereunder all records required to be maintained by Rule 31a-1 under the 1940 Act.

9. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by Fund and Manager. No amendment of this Agreement shall be effective until approved by a vote of a majority of the outstanding voting shares of the Fund.

10. Duration and Termination.

(a) This Agreement shall continue in full force and effect for a period of one year from the date hereof, and shall continue thereafter in full force and effect for successive annual periods, provided that such continuance is specifically approved at least annually (i) by the vote of a majority of those members of the Fund's Board of Directors who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Fund's Board of Directors, or by vote of a majority of the outstanding voting securities of the Fund.

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(b) Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by the Fund, by vote of the Fund's Board of Directors or by a vote of a majority of the outstanding shares of the Fund, or by the Manager, upon giving sixty (60) days' written notice to the other party.

(c) This Agreement shall terminate automatically in the event of its assignment (as defined in Section 2(a)(4) of the Investment Company Act of 1940).

11. Submission for Approval. This Agreement will be submitted for approval of the majority of the outstanding shares of the Fund at the Fund's 2004 Annual Meeting of the Shareholders.

IN WITNESS WHERE, the parties have caused this instrument to be executed this ____

day of April, 2004.

BRIDGES INVESTMENT FUND, INC.

By: /s/ Edson L. Bridges II, Chairman

ATTEST:

/s/ Mary Ann Mason, Secretary

BRIDGES INVESTMENT MANAGEMENT, INC.

By: /s/ Edson L. Bridges III, President

ATTEST:

/s/ Kathleen J. Stranik, Assistant Secretary